Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

On July 6, 2022, the Company announced that it has completed the spin-off of its wholly-owned subsidiary, United Maritime Corporation (“United”), effective July 5, 2022. Seanergy contributed the vessel-owning subsidiary of the Gloriuship to United and $5,000 in working capital, in connection with the distribution of all of United’s issued and outstanding common shares to Seanergy’s shareholders, 40,000 of United’s Series B preferred shares, par value $0.0001 to the holder of all of Seanergy’s issued and outstanding Series B preferred shares and 5,000 of United’s 6.5% Series C Cumulative Convertible Perpetual Preferred Shares. The Company’s shareholders received one United share for every 118 shares of Seanergy held at the close of business on June 28, 2022.On July 26, 2022, Seanergy contributed another $5,000 to United in exchange for United’s additional 5,000 newly-issued Series C Cumulative Convertible Perpetual Preferred Shares, in connection with United’s funding the deposits payable for four tanker vessels to be acquired by United.

On July 7, 2022, the Company signed a term sheet with Danish Ship Finance for a loan facility of up to $28,000, in order to refinance a previous loan facility with UniCredit Bank AG secured by the Premiership and the Fellowship. The financing is subject to satisfaction of  customary closing proceedings and documentation. The interest rate will be SOFR plus 2.5% per annum and the term of the loan will be five years. The facility will be repaid through six quarterly installments of $1,560 followed by 14 quarterly installments of $1,036 and a balloon of $4,142 payable together with the last installment.

On July 8, 2022, the Company’s Equity Incentive Plan, as previously amended, was further amended and restated to increase the aggregate number of shares of the common stock reserved for issuance under the Plan to 4,000,000 shares. The same date, the Compensation Committee granted an aggregate of 3,500,000 restricted shares of common stock pursuant to the Equity Incentive Plan. Of the total 3,500,000 shares issued on July 12, 2022, 1,400,000 shares were granted to the non-executive members of the board of directors, 1,050,000 were granted to the executive officers, 950,000 shares were granted to certain of the Company’s non-executive employees and 100,000 shares were granted to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $0.69. 1,166,692 shares vested on the date of the issuance, July 12, 2022, 1,166,654 shares will vest on October 1, 2022 and 1,166,654 shares will vest on October 1, 2023.

On July 14, 2022, the Company paid a regular quarterly dividend of $0.025 per share for the first quarter of 2022 to all shareholders of record as of June 28, 2022.

On August 1, 2022, the Company received written notification from The Nasdaq Stock Market (“Nasdaq”), indicating that because the closing bid price of the Company’s common stock for 30 consecutive business days, from June 16, 2022, to July 29, 2022, was below the minimum $1.00 per share bid price requirement for continued listing on the Nasdaq Capital Market, the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2). Pursuant to the Nasdaq Listing Rule 5810(c)(3)(A), the applicable grace period to regain compliance is 180 days, or until January 30, 2023. The Company can cure this deficiency if the closing bid price of its common stock is $1.00 per share or higher for at least ten consecutive business days during the grace period.

On August 4, 2022, the Company announced a regular quarterly dividend of $0.025 per share for the second quarter of 2022, payable on or about October 11, 2022 to all shareholders of record as of September 25, 2022.